SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (date of earliest event reported): August 18, 2006
                                                          ----------------


                                 BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-26396               65-0538630
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 (State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                File Number)       Identification No.)


      8685 Northwest 53rd Terrace, Miami, Florida              33166
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       (Address of principal executive offices)              (Zip Code)

  Registrant's telephone number, including area code:     (305) 593-0770
                                                        ----------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

     In connection with his acceptance of his new position at the Company as Vice President of Investor Relations, effective September 1, 2006, as described further at Item 5.02(b) below, Michael Burris, will be paid an annual salary of $100,000 and shall be eligible to receive grants under the Company's stock option plans at the discretion of the Company's Compensation and Stock Option Committee, and to participate in the health, insurance and other benefit plans generally available to employees of the Company.

Item 2.02 Results of Operations and Financial Condition

     On August 24, 2006, the Registrant issued a press release announcing its earnings for the first fiscal quarter ended July 16, 2006. A copy of the press release is included with this Report as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On August 18, 2006, Michael Burris provided the Company with notice of his resignation as Senior Vice President - Finance, Chief Financial Officer and Treasurer effective August 31, 2006, the expiration date of his employment agreement with the Company. Following the effective date, Mr. Burris will continue to be employed by the Company as Vice President of Investor Relations.

     (c) On August 18, 2006, the Company's Board of Directors approved the promotion of Jose Ortega to the positions of Vice President -Finance, Chief Financial Officer, and Treasurer effective September 1, 2006.

     Mr. Ortega, age 34, has served as Controller of the Company since July 2005. Prior to joining the Company, Mr. Ortega was employed at Burger King
Corporation, most recently as Director, Consolidation and Reporting from November 2002 to July 2005, and prior to that as Manager, Consolidation and Reporting, from September 2001 to November 2002. From June 1996 through September 2001, Mr. Ortega was the Controller of Viragen, Inc., a biotechnology company. Mr. Ortega is also a C.P.A. in the state of Florida.

     There are no familial relationships between Mr. Ortega and any other officer or director of our company.

     On August 18, 2006, in connection with its approval of Mr. Ortega's promotion, the Board of Directors and the Compensation and Stock Option Committee established Mr. Ortega's initial annual base salary effective September 1, 2006 as $185,000. The Company anticipates entering into a formal employment agreement with Mr. Ortega, the general terms and conditions of which will be the same as those previously offered by the Company for executive level employment.

     The press release of August 24, 2006 describing the above events is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

  (c) Exhibits

  Exhibit  99.1. Press  Release of Benihana  Inc.  dated August 24, 2006 re: Earnings for the first fiscal quarter ended July 16, 2006.

  Exhibit  99.2. Press  Release of Benihana  Inc.  dated  August 24, 2006 re: Appointment of Chief Financial Officer.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BENIHANA INC.



Dated:  August 24, 2006                  By:  /s/ Michael R. Burris
                                         -------------------------------
                                         Michael R. Burris
                                         Senior Vice President of
                                         Finance and Treasurer

                                 EXHIBIT INDEX

  Exhibit                        Description
  --------                       -----------

  Exhibit  99.1. Press  Release of Benihana  Inc.  dated August 24, 2006 re: Earnings for the first fiscal quarter ended July 16, 2006.

  Exhibit  99.2. Press  Release of Benihana  Inc.  dated  August 24, 2006 re: Appointment of Chief Financial Officer.